699 P1 04/20

SUPPLEMENT DATED APRIL 6, 2020

TO THE PROSPECTUS DATED DECEMBER 1, 2019

OF

FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

(a series of Franklin Global Trust)

The prospectus is amended as follows:

I.  Effective April 6, 2020, the following replaces the “Fund Summary – Portfolio Managers” section of the prospectus:

Portfolio Managers

Nicholas Hardingham, CFA

Portfolio Manager and Research Analyst of FTIML and portfolio manager of the Fund since 2014.

Stephanie Ouwendijk, CFA

Portfolio Manager and Research Analyst of FTIML and portfolio manager of the Fund since 2015.

II.  Effective April 6, 2020, the listed portfolio managers and the preceding paragraph in the “Fund Details – Management” section of the prospectus are replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in emerging markets debt securities. The portfolio managers of the team are as follows:

Nicholas Hardingham, CFA  Portfolio Manager of FTIIML

Mr. Hardingham has been a portfolio manager of the Fund since 2014. He joined Franklin Templeton in 2002.

Stephanie Ouwendijk, CFA  Portfolio Manager of FTIML

Ms. Ouwendijk has been a portfolio manager of the Fund since 2015. She joined Franklin Templeton in 2015. Prior to joining Franklin Templeton, she was a fund manager at Ashmore Group and an analyst/portfolio assistant at Gulf International Bank Asset Management.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

As co-lead portfolio managers, Mr. Hardingham and Ms. Ouwendijk are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. They have equal authority over all aspects of the Fund's investment portfolio, including, but not limited to, asset allocation, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

Please keep this supplement with your prospectus for future reference.